UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number      811-07596

Name of Fund:                           The Southern Africa Fund, Inc.

Fund Address:                           1055 Washington Boulevard
                                        Stamford CT 06901

Name and address of agent for service:
                                        Hendrik du Toit, President,
                                        The Southern Africa Fund, Inc.
                                        1055 Washington Boulevard, 3rd Floor,
                                        Stamford CT 06901.

Registrant's telephone number:          (203) 324-0010

Date of fiscal year end:                 November 30, 2004

Date of reporting period:                December 1, 2003 - May 31, 2004

Item 1.   Reports to Stockholders.

Appended Semi-Annual Report dated May 31, 2004 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "Act"):

The Southern Africa Fund
Semi-Annual Report
May 31, 2004


[GRAPHIC OMITTED]


Investec [LOGO]
Asset Management

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Letter to shareholders
-------------------------------------------------------------------------------

Letter to shareholders

Dear Shareholder

This report provides investment results and market commentary for the Southern Africa Fund (the "Fund") for the semi-annual reporting period ended May 31, 2004.

Investment objective and policies

This closed-end fund seeks long-term capital appreciation through investment in equity and fixed income securities of Southern African issuers. The Fund pursues its investment objective as an "enhanced" index fund and currently uses the FTSE/JSE Capped Top 40 Index (CAPI 40) as its benchmark index.

Investment Results


The following table provides performance for the Fund and its benchmark, the FTSE/JSE Capped Top 40 Index (CAPI 40).

-------------------------------------------------------------------------------
Investment Results
Periods ended May 28, 2004           3 Months   6 Months   12 Months
-------------------------------------------------------------------------------
The Southern Africa Fund (NAV)*         -1.6%      5.5%      48.8%
-------------------------------------------------------------------------------
FTSE/JSE Capped Top 40 Index **         -1.4%      5.9%      52.5%
-------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on its net asset value (NAV) per share. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results. The Fund's shares trade at prices that differ from NAV and so market returns differ from NAV returns.

** The unmanaged FTSE/JSE Capped Top 40 Index (CAPI 40) is similar to the FTSE/JSE All Share Index as regards its data and treatment of corporate actions. However, only the forty largest constituents of the All Share Index (by free float capitalization) are included in the Capped Index, and all of the components of the Capped Index whose weightings would otherwise be greater than 10% are capped at 10%, with the capping being done quarterly and the weighting of the component securities therefore varying intra-quarter. The FTSE/JSE Capped Top 40 Index reflects no fees or expenses. Index returns are expressed in US dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

In our last letter to shareholders, for the period ending November 30th, 2003, we reported that South African equities had enjoyed a buoyant 12 months. The strong gains were attributed to currency appreciation, improving metals and other commodity prices, declining interest rates and low initial valuation levels. By the end of 2003, most of these driving factors had run their course and in the last 6 months we have seen more pedestrian growth. Following a 2 year recovery from severely oversold levels, the South African Rand has traded sideways in the R6/$ to R7/$ band. Although volatile, both gold and platinum are at similar levels to six months ago.


The Southern Africa Fund 1

-------------------------------------------------------------------------------
Letter to shareholders
-------------------------------------------------------------------------------

Letter to shareholders

Over the last year the NAV performance lagged the benchmark (CAPI 40). This can be attributed to the initial transition process to the new enhanced index strategy. Over the shorter six and three month periods, the Fund's performance is broadly in line with the CAPI 40 benchmark.

Resignation of Investment Manager

On July 22, 2004, the Fund's investment manager, Investec Asset Management U.S. Limited, gave notice to the Fund of termination of its investment management agreement with the Fund, effective as of September 30, 2004, provided that if the Board of the Fund gives public notice prior to that date of its intention to recommend liquidation of the Fund to stockholders, the termination date will be October 31, 2004 or such other date as may be agreed. The Board is considering what action would be in the best interests of the Fund in these circumstances. Options being evaluated include liquidation and the continuation of the Fund with a new investment manager, possibly with some modification of the Fund's current investment strategy and investment management fee rate. In view of these developments, the Board has decided to defer the initiation of the tender offer for 10% of the Fund's outstanding shares required by the policy announced in August 2003 pending the determination of the action it will recommend for approval at a special meeting of stockholders.

We thank you for your continued interest and investment in the Fund.

Sincerely,


/s/ Professor Dennis Davis

Professor Dennis Davis
Chairman



/s/ Hendrik du Toit

Hendrik du Toit
President


[PHOTO]    Professor Dennis Davis

[PHOTO]    Hendrik du Toit




2 The Southern Africa Fund

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Portfolio summary
-------------------------------------------------------------------------------

Portfolio summary
May 31, 2004 (unaudited)


SECTOR BREAKDOWN
 28.1%   Financials
 35.0%   Industrials                 [PIE CHART OMITTED]
 36.9%   Resources



The Southern Africa Fund 3

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Ten largest holdings
-------------------------------------------------------------------------------

Ten largest holdings
May 31, 2004 (unaudited)


                                                                   Percent of
Company                                           U.S. $ Value     Net Assets
-------------------------------------------------------------------------------
BHP Billiton Plc.                                        $  8,090,018       9.9%
-------------------------------------------------------------------------------
Anglo American Plc.                                         7,743,020       9.5
-------------------------------------------------------------------------------
Compagnie Financiere Richemont AG                           6,209,975       7.6
-------------------------------------------------------------------------------
SABMiller Plc.                                              5,907,682       7.2
-------------------------------------------------------------------------------
Standard Bank Group Ltd.                                    4,528,116       5.5
-------------------------------------------------------------------------------
Sasol Ltd.                                                  4,299,937       5.3
-------------------------------------------------------------------------------
FirstRand Ltd.                                              3,741,742       4.6
-------------------------------------------------------------------------------
Old Mutual Plc.                                             3,636,306       4.5
-------------------------------------------------------------------------------
MTN Group Ltd.                                              3,278,644       4.0
-------------------------------------------------------------------------------
Gold Fields Ltd.                                            2,815,221       3.5
-------------------------------------------------------------------------------
                                                        $  50,250,661      61.6%


4 The Southern Africa Fund

-------------------------------------------------------------------------------
Portfolio of investments
-------------------------------------------------------------------------------


Portfolio of investments
May 31, 2004 (unaudited)

Company                                   Shares             US $ Value
-------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK-99.5%

South Africa-99.5%
Financials-28.0%
Banks-15.0%
ABSA Group Ltd.                          320,300          $   2,310,683
FirstRand Ltd.                         2,437,745              3,741,742
Nedcor Ltd.                               17,506                167,939
RMB Holdings Ltd.                        620,800              1,496,018
Standard Bank Group Ltd.                 702,397              4,528,116
                                                            ------------
                                                             12,244,498
                                                            ------------
Investment Companies-4.1%
Remgro Ltd.                              234,927              2,632,336
VenFin Ltd.                              228,300                718,365
                                                            ------------
                                                              3,350,701
                                                            ------------
Life Assurance-7.1%
Old Mutual Plc.                        2,083,600              3,636,306
Sanlam Ltd.                            1,588,100              2,157,281
                                                            ------------
                                                              5,793,587
                                                            ------------
Real Estate-1.8%
Liberty International Plc.               105,700              1,425,287
                                                            ------------
                                                             22,814,073
                                                            ------------
Industrials-34.8%
Basic Industries-2.8%
Iscor Ltd.                               259,086              1,352,099
Sappi Ltd.                                68,290                952,811
                                                            ------------
                                                              2,304,910
                                                            ------------
Cyclical Consumer Goods-9.3%
Compagnie Financiere Richemont AG      2,396,800              6,209,975
Steinhoff International Holdings Ltd.  1,114,014              1,402,136
                                                            ------------
                                                              7,612,111
                                                            ------------
Cyclical Services-4.5%
Bidvest Group Ltd.                       246,781              1,975,763
Nampak Ltd.                              107,300                229,752
Naspers Ltd.                             139,148                980,337
Woolworths Holdings Ltd.(a)              430,300                465,635
                                                            ------------
                                                              3,651,487
                                                            ------------


The Southern Africa Fund 5

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Portfolio of investments
-------------------------------------------------------------------------------


Portfolio of investments
May 31, 2004 (unaudited)


Company                                   Shares             US $ Value
-------------------------------------------------------------------------------

General Industrials-2.7%
Barloworld Ltd.                          103,400            $ 1,095,897
Imperial Holdings Ltd.                   103,900              1,116,347
                                                            ------------
                                                              2,212,244
                                                            ------------
Non-Cyclical Consumer Goods-8.9%
Amalgamated Beverage Industries Ltd.      22,000                234,689
SABMiller Plc.                           490,300              5,907,682
Tiger Brands Ltd.                         79,900              1,103,883
                                                            ------------
                                                              7,246,254
                                                            ------------
Non-Cyclical Services-6.6%
MTN Group Ltd.(a)                        726,543              3,278,644
Network Healthcare Holdings Ltd.(a)      700,700                476,455
Pick'n Pay Stores Ltd                     20,329                 54,450
Telkom South Africa Ltd.                 125,900              1,526,646
                                                            ------------
                                                              5,336,195
                                                            ------------
                                                             28,363,201
                                                            ------------
Resources-36.7%
Gold Mining-8.0%
AngloGold Ashanti Ltd.                    55,332              1,962,736
Gold Fields Ltd.                         241,014              2,815,221
Harmony Gold Mining Co. Ltd.             144,737              1,727,291
                                                            ------------
                                                              6,505,248
                                                            ------------
Oil & Gas-5.3%
Sasol Ltd.                               283,400              4,299,937
                                                            ------------

Other Mineral Extract & Mines-19.4%
Anglo American Plc.                      372,019              7,743,020
BHP Billiton Plc.                        957,951              8,090,018
                                                            ------------
                                                             15,833,038
                                                            ------------
Platinum-4.0%
Anglo American Platinum Corp. Ltd.        24,519                901,276
Anglo American Platinum Corp. Ltd. pfd     4,518                 79,750
Impala Platinum Holdings Ltd.             31,906              2,326,224
                                                            ------------
                                                              3,307,250
                                                            ------------
                                                             29,945,473
                                                            ------------
Total South African Securities
(cost $51,341,618)                                           81,122,747
                                                            ------------


6 The Southern Africa Fund

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Portfolio of investments
-------------------------------------------------------------------------------


Portfolio of investments
May 31, 2004 (unaudited)


Company                                   Shares             US $ Value

Zimbabwe-0.0%
Industrials-0.0%
Non-Cyclical Services-0.0%
OK Zimbabwe Ltd.                         710,000            $     2,664
                                                            ------------
Total Zimbabwean Securities
(cost $5,414)                                                     2,664
                                                            ------------
TOTAL INVESTMENTS-99.5%
(cost $51,347,032)                                           81,125,411
Other assets less liabilities-0.5%                              420,139
                                                            ------------
Net Assets-100%                                             $81,545,550
                                                            ============


(a) Non-income producing security.
    See notes to financial statements.


The Southern Africa Fund 7

-------------------------------------------------------------------------------
Statement of assets and liabilities
-------------------------------------------------------------------------------


Statement of assets and liabilities
May 31, 2004 (unaudited)


Assets
Investments in securities, at value (cost $51,347,032)     $ 81,125,411
Cash                                                             66,279
Foreign cash, at value (cost $715,797)                          758,608
Dividends receivable                                            105,439
Receivable for investment securities sold                           116
                                                            ------------
Total assets                                                 82,055,853
                                                            ------------

Liabilities
Management fee payable                                          153,985
Payable for investor relations expenses                          87,123
Payable for investment securities purchased                      69,478
Accrued expenses                                                199,717
                                                            ------------
Total liabilities                                               510,303
                                                            ------------
Net Assets                                                 $ 81,545,550
                                                            ============
Composition of Net Assets
Capital stock, at par                                      $     43,371
Additional paid-in capital                                   57,855,550
Accumulated net investment loss                              (1,278,558)
Accumulated net realized loss on investments and foreign
  currency transactions                                      (4,891,262)
Net unrealized appreciation of investments and foreign
  currency  denominated assets and liabilities                29,816,449
                                                            ------------
                                                           $  81,545,550
                                                            ============
Net Asset Value Per Share
  (based on 4,337,126 shares outstanding)                        $ 18.80
                                                                 =======

See notes to financial statements.


8 The Southern Africa Fund

-------------------------------------------------------------------------------
Statement of operations
-------------------------------------------------------------------------------


Statement of operations
Six months ended May 31, 2004 (unaudited)



Investment Income
Dividends (net of foreign taxes

  withheld of $11,702)                     $  1,181,300
Interest                                         18,001    $   1,199,301
                                           ------------

Expenses
Management fee                                  118,984
Directors' fees and expenses                     86,157
Legal                                            81,700
Administrative fee                               59,492
Custodian                                        49,020
Printing                                         30,812
Audit                                            28,011
Registration                                     11,204
Transfer agency                                   8,963
Miscellaneous                                     7,967
                                           ------------
Total expenses                                                   482,310
                                                            ------------
Net investment income                                            716,991
                                                            ------------

Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                      1,093,001
  Foreign currency transactions                                  (55,010)
Net change in unrealized appreciation/depreciation of:
  Investments                                                  2,334,748
  Foreign currency denominated assets and
    Liabilities                                                   18,635
                                                            ------------
Net gain on investments and foreign currency
  Transactions                                                 3,391,374
                                                            ------------
Net Increase in Net Assets
  from Operations                                            $ 4,108,365
                                                            ============


See notes to financial statements.


The Southern Africa Fund 9

-------------------------------------------------------------------------------
Statement of changes in net assets
-------------------------------------------------------------------------------


Statement of changes in net assets


                                             Six Months
                                             Ended           Year Ended
                                             May 31, 2004    November 30,
                                             (unaudited)     2003
                                             =============   ============
Increase (Decrease) in Net Assets
from Operations
Net investment income                        $     716,991   $    234,271
Net realized gain (loss) on investments and
  foreign currency transactions                  1,037,991     (1,429,763)
Net change in unrealized appreciation/
  depreciation of investments and foreign
  currency denominated assets and liabilities    2,353,383     27,643,359
                                             -------------   ------------
Net increase in net assets from operations       4,108,365     26,447,867
Dividends to Shareholders from:
Net investment income                           (1,648,702)    (1,214,396)
                                             -------------   ------------
Total increase                                   2,459,663     25,233,471
                                             -------------   ------------
Net Assets
Beginning of period                             79,085,887     53,852,416
                                             -------------   ------------
End of period                                $  81,545,550   $ 79,085,887
                                             =============   ============

See notes to financial statements.


10 The Southern Africa Fund

-------------------------------------------------------------------------------
Notes to financial statements
-------------------------------------------------------------------------------


Notes to financial statements
May 31, 2004 (unaudited)


NOTE A
Significant Accounting Policies
The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of asset and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies of the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.
Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's


The Southern Africa Fund 11

-------------------------------------------------------------------------------
Notes to financial statements
-------------------------------------------------------------------------------


Notes to financial statements
May 31, 2004 (unaudited)


books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Management and Administrative Fees
Commencing May 4, 2003, in accordance with the terms of the Investment Management Agreement, the Fund pays Investec Asset Management U.S. Limited (the "Investment Manager") a fee, calculated and paid quarterly, equal to an annualized rate of .30% of 1% of the average weekly net assets of the Fund during the quarter.
Prior to May 4, 2003, the Fund had an investment management agreement with Alliance Capital Management L.P. Alliance Capital Management L.P. received a fee for its investment management services calculated and paid quarterly, based on either (i) .81% of the Fund's average weekly net assets if 90% or less of the Fund's average weekly net assets are invested in securities of South African issuers, or (ii) the sum of (a) .80% of the Fund's average weekly net assets and (b) .10% of the Fund's average weekly net assets not invested in securities of South African issuers if greater than 90% of the Fund's average weekly net assets are invested in securities of South African issuers.


12 The Southern Africa Fund

-------------------------------------------------------------------------------
Notes to financial statements
-------------------------------------------------------------------------------


Notes to financial statements
May 31, 2004 (unaudited)


Under the terms of the Administrative Agreement, the Fund paid Brown Brothers Harriman &Co. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding U.S. government securities and short term investments) aggregated $7,380,829 and $8,570,497, respectively, for the six months ended May 31, 2004. There were no purchases or sales of U.S. government or government agency obligations for six months ended May 31, 2004.
At May 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $30,020,286 and gross unrealized depreciation of investments was $241,907 resulting in net unrealized appreciation of $29,778,379 (excluding foreign currency transactions).
Forward Exchange Currency Contracts
The Fund may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.
Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.
The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.
Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
At May 31, 2004, the Fund had no outstanding forward exchange currency contracts.


The Southern Africa Fund 13

-------------------------------------------------------------------------------
Notes to financial statements
-------------------------------------------------------------------------------


Notes to financial statements
May 31, 2004 (unaudited)


NOTE D
Distributions To Shareholders
The tax character of distributions to be paid for the year ending November 30, 2004 will be determined at the end of the current fiscal year. The tax character of the distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 were as follows:

                                                   2003            2002
                                               ============    ============
Distributions paid from:
  Ordinary income                              $  1,214,396    $    542,142
  Long term capital gains                                -0-             -0-
                                               ------------    ------------
Total taxable distributions                    $  1,214,396    $    542,142
                                               ------------    ------------
Total distributions paid                       $  1,214,396    $    542,142
                                               ============    ============

As of November 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $  1,351,623
Accumulated capital and other losses                             (5,853,313)(a)
Unrealized appreciation/(depreciation)                           25,688,656 (b)
                                                               ------------
Total accumulated earnings/(deficit)                           $ 21,186,966
                                                               ============


(a) On November 30, 2003, the Fund had a net capital loss carryforward of $5,853,313 of which $1,920,066 expires in the year 2009, and $1,845,462 expires in 2010 and $2,087,785 expires in 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.
(b) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

NOTE E
Capital Stock
There are 100,000,000 shares of $.01 par value capital stock authorized. At May 31, 2004, 4,337,126 shares of common stock were outstanding.

NOTE F
Concentration of Risk
Investment in securities of foreign companies involves special risks, which include the possibility of future political and economic developments, which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.


14 The Southern Africa Fund

-------------------------------------------------------------------------------
Notes to financial statements
-------------------------------------------------------------------------------


Notes to financial statements
May 31, 2004 (unaudited)


NOTE G
Subsequent Event-Resignation of Investment Manager
On July 22, 2004, the Investment Manager gave notice to the Fund of termination of its investment management agreement with the Fund, effective as of September 30, 2004, provided that if the Board of the Fund gives public notice prior to that date of its intention to recommend liquidation of the Fund to stockholders, the termination date will be October 31, 2004 or such date as may be agreed. The Board is considering what action would be in the best interests of the Fund in these circumstances. Options being evaluated include liquidation and the continuation of the Fund with a new investment manager, possibly with some modification of the Fund's current investment strategy and investment management fee rate. In view of these developments, the Board has decided to defer the initiation of the tender offer for 10% of the Fund's outstanding shares required by the policy announced in August 2003 pending the determination of the action it will recommend for approval at a special meeting of stockholders.


The Southern Africa Fund 15

-------------------------------------------------------------------------------
Financial highlights
-------------------------------------------------------------------------------


Financial highlights
Selected Data For A Share Of Common Stock Outstanding Throughout Each Year




                             Six Months
                             Ended                              Year Ended November 30,
                             May 31, 2004   ---------------------------------------------------------------
                             (unaudited)      2003(a)      2002         2001         2000         1999
                             ------------------------------------------------------------------------------
 Net asset value,
  beginning of year          $18.23           $12.42       $11.19       $14.72       $16.80       $12.20
Income From Investment
Operations
Net investment income(b)        .17              .05          .10          .14          .11          .08
Net realized and unrealized gain (loss) on
investments and foreign currency
transactions                    .78             6.04         1.26        (2.08)       (2.14)        4.90
Net increase (decrease) in net asset value
from operations                 .95             6.09         1.36        (1.94)       (2.03)        4.98
Less: Dividends and
Distributions
Dividends from net investment
income                         (.38)            (.28)        (.13)        (.30)        (.05)        (.05)
Distribution from net realized gain on
Investments                      -0-              -0-          -0-       (1.29)          -0-          -0-
Distribution in excess of net realized gain
on investments                   -0-              -0-          -0-          -0-          -0-        (.30)
Tax return of capital            -0-              -0-          -0-          -0-          -0-        (.03)
Total dividends and distributions
                               (.38)            (.28)        (.13)       (1.59)        (.05)        (.38)
Net asset value, end of period
                             $18.80           $18.23       $12.42       $11.19       $14.72       $16.80
Market value, end of period(c)
                             $16.40           $16.28       $10.15       $ 9.00       $11.25       $13.31
Total Return
Total investment return based on:(d)
  Market value                 3.06%           64.45%       14.35%       (6.87)%     (15.24)%      37.53%
  Net asset value              5.51%           50.49%       12.54%      (13.23)%     (12.11)%      43.15%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)
                             $81,546          $79,086      $53,852       $48,546      $67,181     $80,759
Ratio to average net assets of:
  Expenses                     1.22%(e)         3.48%        2.80%         2.39%        1.93%       2.39%
  Net investment income        1.81%(e)          .39%         .89%         1.07%         .60%        .57%
Portfolio turnover rate           9%              51%          60%           45%          47%         55%



See footnote summary on page 17.


16 The Southern Africa Fund

-------------------------------------------------------------------------------
Financial highlights
-------------------------------------------------------------------------------


(a) Commencing May 4, 2003, Investec Asset Management U.S. Limited replaced Alliance Capital Management L.P. as the Fund's investment manager.
(b) Based on average shares outstanding.
(c) The discounts from net asset value at which shares of the Fund traded at fiscal year end and period end during the period shown were: 1999 - 20.8%; 2000 - 23.6%; 2001 - 19.6%; 2002 - 18.3%; 2003 - 10.7%; 2004 - 12.8%.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.


The Southern Africa Fund 17

-------------------------------------------------------------------------------
Management of the Fund
-------------------------------------------------------------------------------


Management of the Fund


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below:


                                                                                             Other U.S.
                                                                                             Public Company
                            Year Term                                                        Directorships
                            as a        Years                                                Held by
                            Director     of      Principal Occupation(s), Including          Director or
Name, Address and Age       Will Expire Service* Directorships Held, During Past 5 Years     Nominee
----------------------------------------------------------------------------------------------------------
Prof. Dennis Davis, 51 + ** Class One   9        Judge of the High Court of South Africa;    None
Chairman of the Board       (2005)               Professor of Law at the University of Cape
University of Cape Town                          Town; formerly Director of the Centre for
Rondebosch 7700                                  Applied Legal Studies University of the
South Africa                                     Witwatersrand.

Norman S. Bergel, 54 + **   Class One   3        International Consultant, Chairman of East   The
S. Corrado 15               (2005)               Fund Management, Chairman of the             Spain
Lido di Noto                                     Romanian Investment Fund, Director of        Fund,
Noto,                                            BBV-Privanza, Deputy Chairman of Alliance    Inc.
Prov. of Syracuse                                Capital Management (Pty) Ltd and Deputy
Italy                                            Chairman of Alliance MBCA; formerly
                                                 Senior Vice President of Alliance Capital
                                                 Corporation, Director of Alliance Capital
                                                 Limited, Managing Director of Alliance
                                                 Capital Management International and
                                                 Managing Director of White Williams
                                                 Private Equity Partners GmbH, Director
                                                 of The Spain Fund, Inc.

Gloria T. Serobe, 43 + **   Class Two   3        Chief Executive Officer of Wipcapital (Pty)   None
61 Central Street Houghton  (2006)               Ltd.; Chairman of Metropolitan Life,
Postnet Suite 169                                Chairman of New Africa Capital;
Houghton 2041                                    Non-executive Director of: Export Credit
South Africa                                     Insurance Corporation, New Africa
                                                 Investments Limited, The Johannesburg
                                                 Stock Exchange, UTC Graduate School of
                                                 Business, Women Investment Portfolio
                                                 Holdings Limited, Wipcapital (Proprietary)
                                                 Limited. Formerly Executive Director-
                                                 Finance, Transnet Limited.

Gerrit Smit, 52 + **        Class Three  2       Partner in VHC Partners LLP; formerly            None
P.O. Box 154               (2007)                Head of Balanced Portfolios and Investment
Sanlamhof, Capetown                              Process, Sanlam Investment Management
7532                                             (Pty) Ltd. ("Sanlam"); Head and CIO of
South Africa                                     Sanlam International and Chief Investment
                                                 Strategist for Sanlam; Executive Director of
                                                 Sanlam International Asset Management.


* "Years of Service" refers to the total number of years the Director has served as a Director. As the Fund is the only registered investment company to which the Adviser provides investment advisory services, there is no Fund Complex and none of the Directors serves as a director of any other investment company advised by the Adviser.
** Member of the Audit Committee of the Board of Directors of the Fund.
+ Member of the Nominating Committee of the Board of Directors of the Fund.


18 The Southern Africa Fund

-------------------------------------------------------------------------------
Management of the Fund
-------------------------------------------------------------------------------


Management of the Fund


Officer Information
Certain information concerning the Fund's officers is set forth below. The Fund's officers do not serve for fixed terms.


Name,                           Position(s)--(Month and      Principal Occupation
Address and Age                 Year First Elected)          during the past 5 years
----------------------------------------------------------------------------------------------------------
Hendrik du Toit (42)            President (5/03)             Chief Executive Officer of Investec
c/o Investec Asset Management                                Asset Management (global business)
U.S. Limited                                                 since 1998. Formerly Managing
1055 Washington Blvd., 3rd Floor                             Director and founding member of
Stamford, Connecticut 06901                                  Investec Asset Management.

Mark Breedon (51)               Vice President (5/03)        A Portfolio Manager of Investec Asset
c/o Investec Asset Management                                Management, South Africa since
U.S. Limited                                                 January 2003. Formerly a Director and
1055 Washington Blvd., 3rd Floor                             Senior Vice President of Alliance
Stamford, Connecticut 06901                                  Capital Ltd. (London) from 1990-2002.

Royce Brennan (45)              Secretary (5/03)             Project Director Offshore Funds for
c/o Investec Asset Management                                Investec Asset Management Guernsey
U.S. Limited                                                 Ltd. since January 2003. Formerly
1055 Washington Blvd., 3rd Floor                             Chief Executive Officer (US
Stamford, Connecticut 06901                                  Operations) of the Adviser from
                                                             2000-2003 and Managing Director of
                                                             Investec Asset Management Asia from 1996-2000.

Grant Irvine-Smith (32)         Vice President (3/04)        A Portfolio Manager of Investec Asset
c/o Investec Asset Management                                Management, South Africa since
U.S. Limited                                                 January 2002. Formerly Investment
1055 Washington Blvd., 3rd Floor                             Analyst of Investec Asset Management,
Stamford, Connecticut 06901                                  South Africa from January 2000 to
                                                             January 2002. University of Cape Town post
                                                             graduate MBA studies.

Kim McFarland (39)              Treasurer and Chief          Chief Financial Officer of Investec
c/o Investec Asset Management   Financial Officer (5/03)     Asset Management since December
U.S. Limited                                                 1993 and Chief Operating Officer
1055 Washington Blvd., 3rd Floor                             (global business) since 2000.
Stamford, Connecticut 06901


The Southern Africa Fund 19

-------------------------------------------------------------------------------
Investec Asset Management
-------------------------------------------------------------------------------


Investec Asset Management


The investment manager is a wholly owned subsidiary of Investec Asset
Management.
Investec Asset Management is a specialist international investment management organization with offices in the United States, United Kingdom, Southern Africa, Hong Kong, Ireland and the Channel Islands. Investec Asset Management employs more than 750 people, including over 80 investment professionals. Investec Asset Management manages assets in excess of US$37.7bn (as of March 31, 2004) on behalf of individuals, retirement funds, governments, corporations and other institutions.
Investec Asset Management is a wholly owned subsidiary of the Investec Group. The London and Johannesburg listed Group is represented in 14 countries. Operations focus on four key areas: Investment Banking, Treasury and Finance Group, Private Client Activities, and Asset Management and Assurance Activities.


20 The Southern Africa Fund

-------------------------------------------------------------------------------
Board of directors
-------------------------------------------------------------------------------


Board of directors


Norman S. Bergel(1)
Prof. Dennis Davis(1), Chairman
Gloria T. Serobe(1)
Gerrit Smit(1)

Officers
Hendrik du Toit, President
Mark Breedon, Vice President
Grant Irvine-Smith, Vice President
Royce Brennan, Secretary
Kim McFarland, Treasurer & Chief Financial Officer


Custodian and Administrator
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, NY10004

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY10036
Dividend Paying Agent, Transfer Agent and Registrar
The Bank of New York
101 Barclay Street
New York, NY 10286


(1) Member of the Audit Committee.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.
This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


The Southern Africa Fund 21

-------------------------------------------------------------------------------
Summary of general information
-------------------------------------------------------------------------------


Summary of general information


Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-8224. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc., and Bloomberg.
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is Published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newpapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.
For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.

2004 Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held at 12:30pm on Friday, March 26, 2004 at 375 Park Avenue New York, New York 10152.
For the purpose of voting on the items set forth below a total of 4,046,950 shares were represented in person or by proxy, representing 93.3% of the 4,337,126 shares of common stock outstanding.

1. The election of Ms. Gloria T. Serobe, a Class Two Director, to serve a term of two years.
     Votes For               Votes Withheld
     3,694,509               352,441
2. The election of Mr. Gerrit Smit, a Class Three Director, to serve a term of three years.
     Votes For               Votes Withheld
     3,694,509               352,441


22 The Southern Africa Fund

NOTES


The Southern Africa Fund  23

NOTES


24  The Southern Africa Fund

Investec [LOGO]
Asset Management

Item 2.   Code of Ethics.

Not required for this semi-annual report

Item 3.   Audit Committee Financial Expert.

Not required for this semi-annual report

Item 4.   Principal Accountant Fees and Services.

Not required for this semi-annual report

Items 5.  Audit Committee of Listed Registrants.

Not required for this semi-annual report

(b)       Not applicable.

Item 6.   Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Appended policies and procedures of the Registrant with respect to proxy voting:

Corporate Activity and Shareholder Activism Within Investec Asset Management Media reports on international practices and well-publicised corporate failures are causing investor intervention in companies to become more topical. Investors are growing increasingly interested in the roles their asset managers are playing to represent their interests. With our international reach we are informed by global best practice. This shapes our leading edge approach on corporate activism to safeguard the interests of our clients.

Many of our clients are revisiting their own policies and roles in this area, and the need to become more actively involved. Clients differ in their opinions on corporate activism. Some favour greater activism from institutional investors, while others consider it inappropriate and would prefer us to simply sell investments when we are uncomfortable with corporate governance.

Our policy is probably best described as pragmatic: We avoid becoming involved in managing companies, but will act decisively where we consider it necessary to safeguard or unlock value as shareholders. (This for instance becomes the best course of action where a share is trading below net asset value, sentiment is negative due to adverse publicity and selling our holding would further depress the share price in a market bereft of buyers.) We don't pursue "corporate activism" as an investment strategy, but will not shirk from our responsibilities as a large shareholder in corporate SA.

We accept the duty of responsibility
We understand that the discretionary mandates we manage require that we actively manage client investments and their shareholder rights to the best of our ability. Investec Asset Management, through its clients, has significant ownership and voting rights in underlying investments or companies. In representing our clients' interests, we recognise the responsibility and fiduciary duties that stem from our considerable presence.

Our philosophy is that we will only pursue corporate activity that enhances shareholder value. Client interests are therefore aligned with ours, as our actions will lead to better portfolio performance.

In the event of extensive engagement third-party costs may arise from these activities (such as forensic audit, legal and/or corporate finance work).
 These will be allocated to the relevant client portfolios, where applicable, in whose interests these activities are pursued.

Our corporate activity process is outlined in more detail as follows:

Active researchers close to company managements
Investec Asset Management believes in fundamental research. Our pool of analytical talent is dedicated to understanding the companies we invest in for our clients. We analyse and interact with company managements on a frequent basis. Our analysts are required to report their views on management quality and corporate governance in their in-house research reports.

We focus on shareholder value and are interested in high-level business strategy and plans. We are therefore well positioned to pro-actively engage management on shareholder issues. We do this prudently - we are investors, not corporate executives. However, we will not hesitate to act where we think it appropriate and necessary, and have done so in the past.

Extensive Voting action
As custodians of our clients' wealth, we pay close attention to the voting on their behalf. Our principle is that we will vote every proxy.

We have established guidelines to promote consistency in our decision making process. Each responsible analyst considers resolutions that are generally voted on at AGM's in the light of these guidelines. Our policy would for instance suggest a vote against a resolution that seeks unconstrained permission for directors to issue shares.

Board representation
Investec Asset Management is committed to protecting our clients' interests but recognises that healthy corporate engagement should have certain boundaries.

As a policy, Investec Asset Management will not appoint any of its investment professionals to a company board. We believe that this creates unsustainable conflicts of interest. We have taken this position for the following reasons:

-Such activity defocuses the investment team.
-We believe that our investment team should be independent of the company to retain flexibility and ensure unconstrained management interaction, research opinions, and investment decisions.
-It avoids conflicts of interests and potential accusations of insider trading that inevitably result from being on a company board and having access to confidential information whilst making investment decisions to buy or sell the company's shares.

We will however actively engage management as well as support resolutions for the appointment of appropriate independent directors to the boards of companies. Such actions take place in an environment of appropriate control and oversight. A corporate action strategy, reviewed by the Chief Investment Officer, is required to initiate corporate activity on behalf of our clients. Proposal documents are submitted for evaluation of an appropriate course of action.

Strategic Investments
Investec Asset Management's investment process operates totally independently from Investec Group. Buy and sell decisions are not influenced by external parties or considerations. The concept of a "strategic investment" does not exist in our organisation. Investment and corporate activity decisions are made solely on the basis of generating the best possible return for clients.

Risk culture
As professional investment managers, risk management is part of our investment culture. We evaluate the cost-benefit of any intended corporate action. Our Risk Committee is instrumental in the evaluation of these activities. In addition, this body ensures that appropriate procedures are in place and being monitored.

We have a broad-ranging risk management framework that ensures appropriate diversification of investments within mandates. We also limit the size of equity ownership in companies, as well as liquidity and credit exposures. These are all part of appropriate investment management that extends beyond just corporate activity.

Conclusions from our Corporate Activity experience
In summary, we are committed to investment excellence and strive to manage our clients' investments in their best interest. Searching out companies that have a history of value creation is a cornerstone of our research process. Maximising shareholder value is key for both our clients and our reputation and track record as active managers.

As active asset managers we monitor the activities of the companies we invest in, prepared for corporate activism if it is required. We will always vote against proposals that destroy shareholder value. We actively engage company boards where considered appropriate. We maintain our independence as investment managers by keeping our employees off company boards.

Our policies and procedures should give comfort to our clients that their requirements in this arena are adequately being taken care of. Our dedication to active investment management and a comprehensive risk management framework provides the platform to manage our clients' assets prudently and responsibly.

Rider for The Southern Africa Fund, Inc.
Investec Asset Management U.S. Limited (the "Adviser") is responsible for:

(a) Identifying situations where there may be a material conflict between the Adviser's (including Affiliates) interests and those of its clients concerning proxy votes, and

(b) Raising such matters with the Proxy Voting Committee ("Committee") before giving instructions on how votes should be cast at the AGM. If the Committee determines that the facts present a material conflict of interest, the Adviser will disclose the material conflict to the client(s) and obtain written consent from the client(s) before voting.

In the case of The Southern African Fund, Inc, the Adviser will disclose the material conflict in writing to the person or persons designated by the Fund, and the Adviser will be entitled to rely on the written consent of such person or persons; provided, however, that no such disclosure and consent will be required regarding any matter giving rise to a conflict of interest if:

(i)      the matter is deemed a routine matter by the New York Stock
         Exchange; or

(ii) the instructions regarding the vote will be contrary to the interest of the party giving rise to the conflict of interest

Item 8. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The PEO and PFO have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.
(b) There was no change in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits

(a)(1)   Not applicable.

(a)(2) A separate certification for each PEO and PFO of the Registrant as required by Rule 30a-2(a) under the Act is attached as Exhibit 11(a).
(b)      The certifications required by Rule 30a-2(b) under the Act and
         Section 1350 of Chapter 63 of Title 18 of the United States Code are attached as Exhibit 11(b).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Southern Africa Fund, Inc.

By: /s/ Hendrik du Toit

Hendrik du Toit
President of The Southern Africa Fund, Inc.

Date: July 15, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Hendrik du Toit
Hendrik du Toit
President of The Southern Africa Fund, Inc.

Date: July 15, 2004


By: /s/ Kim McFarland
Kim McFarland
Chief Financial Officer of The Southern Africa Fund, Inc.

Date: July 15, 2004